J.P. MORGAN INCOME FUNDS

JPMorgan Credit Opportunities Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated June 23, 2011

to the Prospectuses dated November 23, 2010 as supplemented May 18, 2011

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of JPMorgan Trust I (the “Trust”) has approved changes to the strategies of the JPMorgan Credit Opportunities Fund (the “Fund”) in order to permit the Fund to invest in a broader spectrum of investment grade and non-investment grade credit securities. On or around September 15, 2011 (the “Effective Date”), these changes will become effective and new prospectuses dated on the Effective Date (the “New Prospectuses”) will replace the existing prospectuses for the Fund (the “Existing Prospectuses”).

Change to 80% Policy. The Fund has a policy to invest at least 80% of its assets in credit securities. Currently, credit securities are defined to mean debt securities issued by corporations. On the Effective Date, the definition of credit securities will be expanded to include additional types of debt securities and registered money market funds. On the Effective Date, the sixth paragraph under the “What are the Fund’s main investment strategies?” section of the prospectuses, as follows, will be deleted in its entirety:

Under normal circumstances, the Fund will invest at least 80% of its Assets in credit securities. “Assets” mean net assets plus the amount of borrowings for investment purposes. Credit securities are debt securities issued by corporations and include corporate bonds, commercial paper, convertible bonds, Loans and Unfunded Commitments, private placements, restricted securities and other unregistered securities, short-term funding agreements, and variable and floating rate instruments.

and replaced by the following paragraph:

Under normal circumstances, the Fund will invest at least 80% of its Assets in credit securities. “Assets” mean net assets plus the amount of borrowings for investment purposes. Credit securities are debt securities issued by any issuer including domestic and foreign corporations, municipalities, the U.S. government and its agencies and instrumentalities, and foreign governments and their agencies and instrumentalities and include all types of debt securities including corporate bonds, convertible bonds, Loans, private placements, municipal securities, commercial paper, restricted securities and other unregistered securities, short-term funding agreements, government and agency securities, mortgage-backed and mortgage-related securities, Treasury Inflation Protected Securities (“TIPS”), sovereign debt, emerging markets debt, supranational debt and variable and floating rate instruments. Credit securities also include registered money market funds.

The Fund’s 80% policy may be changed by approval of the Fund’s Board of Trustees without shareholder approval. However, the Fund must provide shareholders at least 60 days’ prior notice to a change in such a policy. This supplement constitutes the Fund’s required notice.

Changes to Investment Strategies. Consistent with the Fund’s name and the change in the 80% policy, the New Prospectuses will reflect that the Fund can invest opportunistically across investment grade securities and in all types of credit securities as part of its principal investment strategy. On the Effective Date, the following changes will become effective with respect to the Fund:

•

The Fund may invest without limit in below investment grade securities (also known as junk bonds or high yield securities) or, if unrated, determined by the Fund’s adviser to be of comparable quality. Such securities may include so called “distressed debt” (e.g., securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities or issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings, or securities of issuers operating in troubled industries). Currently, the Fund may only invest up to 50% of its net assets in such securities. Also, as part of the revised investment strategy, effective July 1, 2011, the Fund may invest without limit in investment grade securities. Currently, the Fund is limited to 60% of net assets in such securities.

SUP-CREDITOPPS-611

In addition, as part of the revised investment strategy, the Fund may increase investments in certain securities and instruments that are permissible investments for the Fund but to date have not been used as a principal strategy including government and agency securities, non-agency mortgage securities, TIPS, municipal securities, sovereign debt, emerging markets debt, and supranational debt. Consistent with the changes to the Fund’s 80% policy and enhanced flexibility, the revised investment strategy will also reflect that, in addition to investing in securities issued by domestic and foreign corporations, the Fund may invest in securities issued by other types of issuers such as municipalities and foreign governments and their agencies as part of its principal strategies.

Changes to the Fund’s Main Risks. On the Effective Date, the Fund will be permitted to invest a greater amount of its assets in high yield securities, municipal securities, TIPS, foreign and emerging market debt securities, and mortgage-backed securities. The changes in the investment strategies may result in increased or additional risks.

•

High yield securities are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities.

•

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. For municipal obligations secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit rating of the institutions issuing the guarantee are downgraded or at risk of being downgraded.

•

TIPS are subject to the effects of changes in market rates caused by factors other than inflation (real interest rates). In general, the price of a TIPS tends to decline when real interest rates increase.

•

Foreign and emerging market debt securities are subject to additional risks including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, regulatory risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets.

•

Mortgage-backed and mortgage-related securities are subject to prepayment and call risk, extension risk, volatility risk, and liquidity risk in addition to the risks faced by debt securities in general.

Investors should refer to the Fund’s New Prospectuses for a complete discussion of the Fund’s investment strategies and the main risks associated with the Fund’s investments strategies after the Effective Date.

Changes in Description of Portfolio Management Team. On the Effective Date, the Fund’s portfolio management team description will provide as follows:

The Portfolio Managers

The portfolio management team for the Fund is led by Gary J. Madich, Managing Director and CFA charterholder, who is responsible for the overall allocation of the Fund among credit securities and derivative and relative value strategies. Mr. Madich is the Chief Investment Officer for the Columbus Fixed Income Securities Group responsible for overseeing all fixed income investment management, including taxable and tax-free investment management, high net worth accounts, institutional accounts, mutual funds, and fixed income research and trading and has been an employee of JPMIM or predecessor firms since 1995.

William Eigen, Managing Director and CFA charterholder, is responsible for the day-to-day management of the Fund’s assets allocated to the Fund’s derivative and relative value strategies. Mr. Eigen works collaboratively with Mr. Madich and the portfolio management team to develop derivative and relative value strategies. Mr. Eigen has been an employee of JPMIM since April 2008 and is currently the head of Absolute Return and Opportunistic strategies. In addition to his role as a portfolio manager for the Fund, he has also served as a portfolio manager for Highbridge Capital Management, LLC (Highbridge), an indirect subsidiary of JPMorgan Chase, from August 2005 to April 2008.

Frederick A. Sabetta, Executive Director and CFA charterholder, Donald G. Clark, Executive Director and CFA charterholder, and Duane Huff, Executive Director, are responsible for the day to day management of the portion of the portfolio allocated to credit and other securities. In connection with their management of credit and other securities, they may also utilize derivative strategies in the portion of the portfolio allocated to them. Mr. Sabetta has managed private placement investments since 1983. He is the portfolio manager for certain high yield assets managed by one of the high yield teams. Mr. Sabetta has been an employee of JPMIM or predecessor firms since November 2003. An employee of JPMIM or predecessor firms since 2003, Mr. Clark is a senior portfolio manager and a member of JPMIM insurance solutions team. An employee of JPMIM or predecessor firms since 1996, Mr. Huff is a senior portfolio manager within the Columbus Fixed Income Team. In this role, Mr. Huff is responsible for managing diversified strategies, such as Core Plus and is a member of the Asset Allocation Committee. Mr. Huff has served as a portfolio manager within the International Fixed Income Group, overseeing global aggregate and global bond strategies for mutual funds and segregated clients.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE